UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2020

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-0555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

( Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2020, Farmers National Banc Corp. (the “Company”) first mailed to shareholders a letter regarding its fourth quarter and year-end results, a copy of which is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 and Exhibits 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) except as may be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On January 31, 2020, the Company first mailed to shareholders a letter regarding its fourth quarter and year-end results, a copy of which is attached hereto as Exhibit 99.1.

The shareholder letter is furnished herein, as part of this Item 7.01, as Exhibit 99.1. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Letter to Shareholders, dated January 31, 2020

Forward Looking Statements.

The press release attached to this Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on the Company’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission (“SEC”) and is available on the Company’s website (www.farmersbankgroup.com) and on the SEC’s website (www.sec.gov). Factors that may cause or contribute to these differences may also include, without limitation, the Company’s failure to integrate Maple Leaf and its subsidiary Geauga Savings Bank in accordance with expectations; deviations from performance expectations related to Maple Leaf and Geauga Savings Bank; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the SEC. Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on the Company’s behalf. The Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: January 31, 2020